ACQUISITIONS	12 Months Ended
Dec. 31, 2023
ACQUISITIONS
ACQUISITIONS

12. ACQUISITIONS

Preferred Dental Development, LLC (“Preferred Dental”)

On September 1, 2023, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Preferred Dental Development, LLC (the “Seller”). The Seller was engaged in the business of providing dental billing and claims services. Pursuant to the Agreement, the Company purchased the assets of the Seller utilized in the Seller’s business. As consideration for the acquired assets: (i) the Company issued a note to the Seller in the amount of $1,200,000, and (ii) the Company issued to Seller $400,000 worth of shares of Company common stock at $10.00 per share totaling 40,000 shares.

Pursuant to the guidance in FASB ASC Topic 805, Business Combinations, the Company calculated the estimated fair value of the acquired customer relationships using the discounted cash flow approach. The key assumptions and inputs into the cash flow model used were: (1) an annual customer attrition rate of 5%, (2) a gross margin percentage of 37%, (3) a tax rate of 25.50% and (4) a discount rate of 12%.

The following table summarizes the consideration paid and the fair value of the assets acquired at acquisition date:

Preferred Dental
Consideration Paid:	September 1, 2023
Note payable	$1,200,000
Common stock	400,000
$1,600,000

Fair values of identifiable assets acquired:

Assets acquired:
Cash	$40,855
Customer relationships	1,559,145
Total assets acquired	$1,600,000

The following information represent the unaudited pro forma combined results of operations, including acquisitions giving effect to the acquisition as if they occurred at the beginning of years ended December 31, 2023 and 2022:

	December 31, 2023	December 31, 2022
	(unaudited)	(unaudited)

Revenue	$9,311,714	$9,058,801

Net Loss attributable to Common Stockholders	(15,433,055)	(7,611,211)

Weighted average common shares outstanding	7,349,541	5,768,249
Basic and diluted loss per common share	$(2.10)	$(1.32)